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                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
Proline Industries, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ PETERSON SULLIVAN P.L.L.C.

Seattle, Washington
October 16, 1998